UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-22933

(Investment Company Act file number)

Griffin Institutional Access Real Estate Fund

(Exact name of registrant as specified in charter)

Griffin Capital Plaza

1520 Grand Avenue

El Segundo, CA 90245

(Address of principal executive offices) (Zip code)

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and address of agent for service)

Copy to:

Terrence O. Davis, Esq.

Baker, Donnelson, Bearman, Caldwell & Berkowitz, PC

920 Massachusetts Avenue, NW, Suite 900

Washington, DC 20001

Registrant’s telephone number, including area code: (310) 469-6100

Date of fiscal year end: September 30

Date of reporting period: October 1, 2013 – September 30, 2014

Item 1.  Reports to Stockholders.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND | ANNUAL REPORT 2014

Dear Fellow Shareholder,

We are pleased to present you with the Griffin Institutional Access Real Estate Fund (“GIREX” or the “Fund”) annual report for 2014 which also represents our inaugural report for the Fund. GIREX was launched and began reporting on NASDAQ on June 30, 2014, and we are happy to report that the Fund has been successful in delivering on our stated investment objective of generating both income and capital appreciation with moderate volatility and low correlation to the broad markets. We achieved this objective by investing in a portfolio of private institutional real estate funds as well as a diversified set of public real estate securities. The portfolio composition is ultimately determined through both quantitative and qualitative analysis to determine the optimal mix of securities for our shareholders. Additionally, we paid our first distribution(1) of $0.30139 per share to shareholders of record as of September 25, 2014.

On June 30, 2014, we commenced operations with a fully invested portfolio consisting of seven high quality, best-in-class private equity real estate securities managed by sponsors with substantial track records. The private fund portfolio is diversified by sector, geography and manager, and as of June 30, 2014, represented investments in over $32 billion dollars of real estate and 459 assets. These funds consisted of:

• AEW Core Property Trust	• MEPT Edgemoor
• BlackRock Granite	• RREEF America II
• CBRE US Core Partners	• Sentinel Real Estate Fund
• Clarion Lion Properties Fund

PORTFOLIO ALLOCATION

(1) The distribution paid includes return of capital.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND | ANNUAL REPORT 2014

(Shareholder’s Letter continued)

We began operations with a strategic overweight to private real estate relative to our long term target allocation of 70% due to the strong relative value we perceived within the private real estate market as publicly traded Real Estate Investment Trusts (REITs) reached 52 week highs. This allocation decision proved to be a good one as our private funds performed extremely well with low volatility relative to the broad markets, while the public market sold off sharply in September. Through active management we were able to mitigate the amount of volatility and declines associated with being invested in the public real estate market. Currently, private real estate returns are receiving tailwinds from improvements in the broad economy which are driving positive net operating income growth through increased occupancy and rising rental rates. Office and retail properties were the largest contributors to the performance of the index as we transition into the expansion phase of the real estate cycle. Our underlying funds primarily invest in Class A assets, buildings located within core markets that include above average rents and high-quality tenants, which have historically generated consistent durable income in varying market conditions.

Active portfolio management contributed positively to returns during the reporting period as GIREX was able to deliver a total return of 2.46% while the FTSE NAREIT Equity REIT Index fell 3.14%. Public real estate markets felt pressure from a flurry of events such as global Ebola fears, geopolitical unrest stemming from conflicts in Russia and the Ukraine as well as continuing monetary policy uncertainty. The selloff that took place during September represented an attractive entry point into the public market. CenterSquare Investment Management actively manages the public portion of the portfolio, which as of September 30, 2014 consisted of 61 REITs and Real Estate Operating Companies (REOCs) diversified by sector and geography. We believe there to be additional turbulence moving forward within the publicly traded REIT sector as the Federal Reserve shifts to a more hawkish stance and interest rates normalize. Thus, we remain below our long term target allocation of 30%.

We are pleased with our growth and performance to date. Moving forward, the portfolio management team along with our sub-advisors will continue to closely monitor the trajectory and velocity of the economic expansion and invest accordingly to meet the objectives of the Fund. Job growth, retail sales, consumer sentiment and corporate earnings continue to drive increased demand for real estate across all sectors. For this reason we believe that the Fund is well positioned to capitalize on the strengthening economy as well as provide a hedge to interest rate normalization.

Thank you for your investment in and support of Griffin Institutional Access Real Estate Fund.

Sincerely,

Randy I. Anderson, Ph.D. CRE

Portfolio Manager

Griffin Institutional Access Real Estate Fund

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND | ANNUAL REPORT 2014

The Fund’s investment objective is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader market. To achieve this goal GIREX diversifies its holdings by property type, allocation and fund managers.

SECTOR DIVERSIFICATION

GEOGRAPHIC DIVERSIFICATION

Allocation, Sector, and Geographic Diversification are subject to change. Diversification does not eliminate the risk of experiencing investment losses. The charts represent the diversification by sector and geography of the private fund holdings as of 10/01/14.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND | ANNUAL REPORT 2014

Sentinel Real Estate Fund (“SREF”) is a Multi-Family focused, Core private REIT that emphasizes acquisitions of stabilized assets with in-place income with the goal of providing a substantial portion of investor returns in the form of distributed cash.

The Granite Fund is a diversified Core private REIT with an investment objective to provide current income with the potential for long term capital appreciation. The Fund aims to beat its stated benchmark, the NFI-ODCE, while producing real estate returns and liquidity appropriate for a Core fund.

RREEF America II is a core private REIT. The Fund provides an average risk exposure to the Core real estate market, but does so with significantly different allocations than the Index – heavily overweight to industrial assets and the West.

Clarion Lion Properties Fund is a Core private REIT with interests in a diversified portfolio of primarily institutional quality real estate assets and related investments located throughout the United States. The investment objective is to provide a strong income return with potential for long-term capital appreciation.

Bentall Kennedy Multi-Employer Property Trust (“MEPT”) is a diversified core private REIT that is focused on generating a stable income component, but pursues a moderately aggressive Core strategy overall. MEPT employs moderate leverage and utilizes higher levels of development than its peers to generate alpha.

Core Property Trust (CPT) is an open-end Core fund that seeks to invest in high quality assets located in top-tier markets with a heavy emphasize on income, liquidity and strong long term fundamentals. The Fund uses a research-based approach to target markets with high barriers to entry – physical, governmental, or economic – in addition to population and job growth potential.

U.S. Core Partners is an open-end Core fund that purchases and operates high-quality, income-producing office, industrial, retail, and multi-family assets in select major U.S. metropolitan markets that exhibit strong growth demographics. The fund looks to offer a strong, long-term investment opportunity seeking attractive risk-adjusted returns within the core real estate sector.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND | ANNUAL REPORT 2014

Hewitt EnnisKnupp

The Fund’s Private Allocation Sub-Advisor, Hewitt EnnisKnupp, an Aon plc company, provides investment consulting services to over 470 clients in North America with total client assets worldwide of approximately $4.6 trillion, including more than $2 trillion in the U.S. as of June 30, 2014. More than 270 investment consulting professionals in the U.S. advise institutional investors such as corporations, public organizations, union associations, health systems, endowments, and foundations.

CenterSquare Investment Management

The Fund’s Public Allocation Sub-Advisor, CenterSquare Investment Management, a BNY Mellon Company, is focused exclusively on real estate and structured to provide attractive investment performance to institutional real estate investors. CenterSquare’s team of REIT experts has been a trusted advisor to endowments, pension plans and corporate clients. The firm currently manages $7.5 billion across a variety of real estate strategies as of September 30, 2014.

Griffin Capital Advisor along with CenterSquare Investment Management have designed a public market strategy in line with the objectives of the Fund with a focus on identifying public real estate securities whose current prices are below their intrinsic values. CenterSquare Investment Management has been managing real estate securities portfolios since 1995 across multiple strategies and market cycles.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND | ANNUAL REPORT 2014

Investors in GIREX should understand that the net asset value (“NAV”) of GIREX will fluctuate, which may result in a loss of the principal amount invested. The Fund is new and has a limited operating history. GIREX is a closed-end interval fund that provides liquidity to shareholders quarterly between five percent and 25 percent of its outstanding shares at net asset value.

By investing in the Fund, a shareholder will not be deemed to be an investor in any underlying fund and will not have the ability to exercise any rights attributable to an investor in any such underlying fund related to their investment.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Griffin Capital Securities, Inc. does not accept any liability for losses either direct or consequential caused by the use of this information.

Correlation is a statistical measure of how an index moves in relation to another index or model portfolio. A correlation ranges from -1 to 1. A correlation of 1 means the two indexes have moved in lockstep with each other. A correlation of -1 means the two indexes have moved in exactly the opposite direction.

The FTSE NAREIT Equity REIT Index is a free-float adjusted, market capitalization-weighted index of U.S. Equity REITs. Constituents of the Index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property. You cannot invest directly in an index. Index performance does not represent actual Fund or portfolio performance. A fund or portfolio may differ significantly from the securities included in the index. Index performance assumes reinvestment of dividends but does not reflect any management fees, transaction costs or other expenses that would be incurred by a fund or portfolio, or brokerage commissions on transactions in fund shares. Such fees, expenses, and commissions could reduce returns.

Page Intentionally Left Blank

Griffin Institutional Access Real Estate Fund	Portfolio Update

September 30, 2014 (Unaudited)

Performance (for the period ended September 30, 2014)

	3 Month	Since Inception*	Total Expense Ratio
Griffin Institutional Access Real Estate Fund – Without Load	2.46%	2.46%	2.63%
Griffin Institutional Access Real Estate Fund – With Load**	-3.45%	-3.45%
Barclays Capital U.S. Aggregate Bond Index	0.17%	0.17%
S&P 500® Total Return Index	1.13%	1.13%

*	Fund’s inception date is June 30, 2014.
**	Adjusted for initial maximum sales charge of 5.75%.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes.

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

Indexes are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly into an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The Fund is new and has a limited operating history.

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling 1-888-926-2688 or by visiting www.griffincapital.com.

The maximum sales charge is 5.75%. Purchases of $1,000,001 or more may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. The redemption fee on shares repurchased within 365 days of purchase (as a percent of proceeds) is 2.00%. The Fund’s investment adviser has contractually agreed to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 1.91% per annum of the Fund’s average daily net assets, at least until June 30, 2015. Without the waiver the expenses would be 2.63%. Please review the Fund’s Prospectus for more details regarding the Fund’s fees and expenses. No assurances can be given that the Fund will pay a dividend in the future; or, if any such dividend is paid, the amount or rate of the dividend.

Performance of $10,000 Initial Investment (for the period ended September 30, 2014)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Portfolio Update

September 30, 2014 (Unaudited)

Sector Allocation (as a % of Net Assets)*

Private Investment Funds	68.33%
Fixed Income	11.43%
Public Traded Funds	5.73%
Consumer, Cyclical	0.06%
Other	14.45%

TOTALS	100.00%

Portfolio Composition (as a % of Net Assets)*

Real Estate Investment Trusts	74.06%
Open-End Funds	11.43%
Common Stocks	0.06%
Other Assets in Excess of Liabilities	14.45%

TOTALS	100.00%

*	Holdings are subject to change. Tables present indicative values only.

Annual Report | September 30, 2014	9

Griffin Institutional Access Real Estate Fund	Disclosure of Fund Expenses

September 30, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on April 1, 2014 and held through September 30, 2014.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table below is useful in comparing ongoing costs only and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014(a)	Net Expense Ratio(b)	Expense Paid During Period April 1, 2014 - September 30, 2014(c)
Griffin Institutional Access Real Estate Fund
Actual(d)	$1,000.00	$1,024.60	1.91%	$4.93
Hypothetical (5% return before expenses)	$1,000.00	$1,015.49	1.91%	$9.65

(a)	Ending account value is net of expense ratio.
(b)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(c)

Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

(d)	Fund commenced operations on June 30, 2014.

10	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Portfolio of Investments

September 30, 2014

		Value
Description	Shares	(Note 2)

REAL ESTATE INVESTMENT TRUSTS (74.06%)

Private Investment Funds (68.33%)*
AEW Core Property Trust	2,005	$1,728,147
BlackRock Granite Property Fund	22	1,733,424
CBRE US Core Partners	1,594,149	1,756,019
Clarion Lion Properties Fund	1,548	1,746,464
Deutsche Wealth & Asset Management RREEF America II	63,325	6,166,218
MEPT Edgemoor LP Fund	3,819	5,700,186
Sentinel Real Estate Fund LP	76	5,659,579

		24,490,037

Public Traded Funds (5.73%)
Acadia Realty Trust	570	15,721
Alexandria Real Estate Equities, Inc.	400	29,500
American Assets Trust, Inc.	300	9,891
American Campus Communities, Inc.	440	16,038
American Realty Capital Properties, Inc.	1,180	14,231
AvalonBay Communities, Inc.	270	38,062
Aviv REIT, Inc.	510	13,439
Boston Properties, Inc.	850	98,395
Brandywine Realty Trust	2,150	30,251
Camden Property Trust	280	19,188
Chesapeake Lodging Trust	190	5,539
Corporate Office Properties Trust	400	10,288
CubeSmart	490	8,810
CyrusOne, Inc.	470	11,299
DDR Corp.	1,280	21,414
Digital Realty Trust, Inc.	510	31,814
Duke Realty Corp.	2,350	40,373
Education Realty Trust, Inc.	1,500	15,420
Empire State Realty Trust, Inc., Class A	460	6,909
EPR Properties	310	15,711
Equity Residential	840	51,727
Essex Property Trust, Inc.	460	82,225
Excel Trust, Inc.	870	10,240
Extra Space Storage, Inc.	310	15,987
Federal Realty Investment Trust	190	22,507
First Industrial Realty Trust, Inc.	570	9,639
General Growth Properties, Inc.	3,280	77,244
Health Care REIT, Inc.	1,430	89,188
Highwoods Properties, Inc.	1,040	40,456
Host Hotels & Resorts, Inc.	3,280	69,962
Hudson Pacific Properties, Inc.	1,200	29,592
Kilroy Realty Corp.	650	38,636
Kimco Realty Corp.	1,690	37,028
Liberty Property Trust	1,460	48,560
Macerich Co.	340	21,702
Mid-America Apartment Communities, Inc.	480	31,512
National Health Investors, Inc.	170	9,714
National Retail Properties, Inc.	470	16,248
Omega Healthcare Investors, Inc.	280	9,573
Parkway Properties, Inc.	850	15,963
Pebblebrook Hotel Trust	150	5,601

Annual Report | September 30, 2014	11

Griffin Institutional Access Real Estate Fund	Portfolio of Investments

September 30, 2014

Description	Shares	Value (Note 2)
Public Traded Funds (continued)
Prologis, Inc.	2,340	$88,218
PS Business Parks, Inc.	340	25,888
Public Storage	340	56,386
Ramco-Gershenson Properties Trust	340	5,525
Regency Centers Corp.	980	52,753
Retail Opportunity Investments Corp.	1,790	26,313
Retail Properties of America, Inc., Class A	1,160	16,971
Rexford Industrial Realty, Inc.	1,010	13,978
RLJ Lodging Trust	340	9,680
Simon Property Group, Inc.	950	156,198
SL Green Realty Corp.	520	52,686
Sovran Self Storage, Inc.	420	31,231
Spirit Realty Capital, Inc.	2,680	29,400
Strategic Hotels & Resorts, Inc.(a)	2,730	31,805
Sunstone Hotel Investors, Inc.	3,780	52,240
Tanger Factory Outlet Centers, Inc.	820	26,830
UDR, Inc.	2,530	68,943
Ventas, Inc.	1,360	84,252
Vornado Realty Trust	400	39,984

		2,054,878

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $25,852,718)		26,544,915

OPEN-END FUNDS (11.43%)

Fixed Income (11.43%)
Credit Suisse Floating Rate High Income Fund, Institutional Class	50,946	350,000
Eaton Vance Floating-Rate Fund	38,803	350,000
Goldman Sachs Strategic Income Fund, Institutional Class	141,643	1,500,000
Invesco Floating Rate Fund	44,586	350,000
Scout Unconstrained Bond Fund	133,861	1,547,436

		4,097,436

TOTAL OPEN-END FUNDS (Cost $4,100,138)		4,097,436

COMMON STOCKS (0.06%)

Consumer, Cyclical (0.06%)
Starwood Hotels & Resorts Worldwide, Inc.	270	22,467

TOTAL COMMON STOCKS (Cost $22,633)		22,467

TOTAL INVESTMENTS (85.55%) (Cost $29,975,489)		$30,664,818

Other Assets In Excess Of Liabilities (14.45%)		5,180,053

NET ASSETS (100.00%)		$35,844,871

(a)	Non-income producing security.

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Griffin Institutional Access Real Estate Fund	Portfolio of Investments

September 30, 2014

Common Abbreviations:

LP     - Limited Partnerships

REIT - Real Estate Investment Trust

*	Additional Information on Investments in Private Investment Funds:

Value	Security	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of September 30, 2014
$1,728,147	AEW Core Property Trust	Quarterly	45	$0
1,733,424	BlackRock Granite Property Fund	Quarterly	60	0
1,756,019	CBRE US Core Partners	Quarterly	60	0
1,746,464	Clarion Lion Properties Fund	Quarterly	90	0
6,166,218	Deutsche Wealth & Asset Management RREEF America II	Quarterly	45	6,000,000
5,700,186	MEPT Edgemoor LP Fund	Quarterly	N/A**	0
5,659,579	Sentinel Real Estate Fund LP	Quarterly	N/A**	0

**	Written notice required for redemption, no minimum timeline required.

Annual Report | September 30, 2014	13

Griffin Institutional Access Real Estate Fund	Statement of Assets and Liabilities

September 30, 2014

ASSETS
Investments, at value	$30,664,818
Cash	9,663,529
Receivable for investments sold	17,765
Receivable for shares sold	99,426
Dividend receivable	195,175
Prepaid offering costs (Note 2)	231,070
Prepaid expenses and other assets	1,905

Total Assets	40,873,688

LIABILITIES
Payable for investments purchased	4,753,728
Shareholder servicing fees payable (Note 3)	16,256
Administration fees payable (Note 3)	21,587
Transfer agency fees payable (Note 3)	13,759
Payable due to Adviser	94,663
Payable for distributions	3,149
Chief compliance officer fees payable (Note 3)	7,000
Legal fees payable	77,852
Audit and tax fees payable	20,000
Accrued expenses and other liabilities	20,823

Total Liabilities	5,028,817

NET ASSETS	$35,844,871

NET ASSETS CONSIST OF
Paid-in capital	$35,125,768
Accumulated net investment loss	(62,434)
Accumulated net realized gain on investments	92,208
Net unrealized appreciation on investments	689,329

NET ASSETS	$35,844,871

INVESTMENTS, AT COST	$29,975,489

PRICING OF SHARES
Net asset value, and redemption price per share(a)	$25.31
Net assets	$35,844,871
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,416,230
Maximum offering price per share ((NAV/0.9425), based on maximum sales charge of 5.75% of the offering price)	$26.85

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see (Note 1).

See Notes to Financial Statements.
14	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Statement of Operations

For the Period June 30, 2014 (Commencement of Operations) to September 30, 2014

INVESTMENT INCOME
Dividend income	$133,911

Total Investment Income	133,911

EXPENSES
Investment advisory fees (Note 3)	97,537
Shareholder servicing fees (Note 3)	16,256
Administrative fees (Note 3)	32,546
Transfer agency fees (Note 3)	13,759
Legal fees	75,000
Audit and tax fees	20,000
Reports to shareholders and printing fees	12,850
Insurance fees	64,515
Custody fees	4,500
Chief compliance officer fees (Note 3)	10,500
Trustees’ fees (Note 3)	7,500
Offering costs (Note 2)	84,493
Other expenses	862

Total Expenses	440,318
Less: Fees waived/expenses reimbursed by adviser (Note 3)	(316,121)

Net Expenses	124,197

Net Investment Income	9,714

Net realized gain on investments	3,161
Net change in unrealized appreciation on investments	689,329

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	692,490

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$702,204

See Notes to Financial Statements.
Annual Report | September 30, 2014	15

Griffin Institutional Access Real Estate Fund	Statement of Changes in Net Assets

For the Period June 30, 2014 (Commencement of Operations) to September 30, 2014

OPERATIONS:
Net investment income	$9,714
Net realized gain on investments	3,161
Net change in unrealized appreciation on investments	689,329

Net Increase in Net Assets Resulting from Operations	702,204

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gain on investments	(11,284)
From tax return of capital	(295,706)

Total Distributions to Shareholders	(306,990)

BENEFICIAL INTEREST TRANSACTIONS:
Shares sold	35,045,816
Distributions reinvested	303,841

Net Increase in Net Assets Derived from Beneficial Interest Transactions	35,349,657

Net increase in net assets	35,744,871

NET ASSETS:
Beginning of period	100,000

End of period *	$35,844,871

*Including accumulated net investment loss of:	$(62,434)

Other Information
BENEFICIAL INTEREST TRANSACTIONS:
Beginning Shares	4,000
Shares sold	1,400,124
Distributions reinvested	12,106

Net increase in shares outstanding	1,412,230

Ending Shares	1,416,230

See Notes to Financial Statements.
16	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Financial Highlights

For a Share Outstanding Throughout the Period Presented

For the Period June 30, 2014 (Commencement of Operations) to September 30, 2014

Net asset value, beginning of period	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.01
Net realized and unrealized gain	0.60

Total from investment operations	0.61

DISTRIBUTIONS:
From net realized gain on investments	(0.01)
From tax return of capital	(0.29)

Total distributions	(0.30)

Net increase in net asset value	0.31

Net asset value, end of period	$25.31

TOTAL RETURN(b)	2.46%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$35,845
Ratio of expenses to average net assets excluding fee waivers and reimbursements(c)	6.77%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(c)	1.91%(d)
Ratio of net investment income to average net assets(c)(e)	0.15%(d)
Portfolio turnover rate(f)	7%

(a)	Calculated using the average shares method.
(b)

Total returns are for the period indicated and have not been annualized and do not reflect the impact of sales charges. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(d)	Annualized.
(e)	Rocognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.
Annual Report | September 30, 2014	17

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2014

1. ORGANIZATION

The Griffin Institutional Access Real Estate Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at net asset value. The Fund’s investment adviser is Griffin Capital Advisor, LLC (the “Adviser”). The investment objective of the Fund is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets. The Fund pursues its investment objective by strategically investing across private institutional real estate investment funds as well as a diversified set of public real estate securities.

The Fund was organized as a statutory trust on November 5, 2013 and under the laws of the State of Delaware. The Fund had no operations from that date to May 21, 2014, other than those relating to organizational matters and the registration of its shares under applicable securities laws. The Adviser purchased 4,000 initial shares at $25.00 per share on May 21, 2014, and the Fund commenced operations on June 30, 2014. The Fund is authorized to issue an unlimited number of shares with no par value.

The Fund shares are offered subject to a maximum sales charge of 5.75% of the offering price. Purchases of $1,000,001 or more may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company for financial reporting purposes under GAAP. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange or market on which they are traded, on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the last bid price for securities held long and the last ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end investment companies and exchange-traded funds (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds. Open-ended funds are valued at their respective net asset values as reported by such investment companies.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Fair Value Pricing Committee (the “Pricing Committee”) using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Trustees”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s Net Asset Value (“NAV”).

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

Valuation of Private REITS – The Fund may invest a significant portion of its assets in Private Real Estate Investment Trusts (“Private REITs”). The Private REITs measure their investment assets at fair value and report a NAV per share on a calendar quarter basis. In accordance with Accounting Standards Codification (“ASC”) 820, the Fund has elected to apply the practical expedient and to value its investments in Private REITs at their respective NAVs at each quarter. For non-calendar quarter-end days, the Pricing Committee estimates the fair value of each Private REIT by adjusting the most recent NAV for each REIT by the change in a proprietary benchmark that the Pricing Committee has deemed to be representative of the entire Private REIT market. In the event that a price is not provided by the Private REIT, the fair valuation procedures will be followed. As of September 30, 2014, all of the Fund’s investments in Private REITs were valued at the respective NAVs of the Private REITs.

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Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2014

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the period ended September 30, 2014 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s investments as of September 30, 2014:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Real Estate Investment Trusts
Private Investment Funds	$–	$24,490,037	$–	$24,490,037
Public Traded Funds	2,054,878	–	–	2,054,878
Open-End Funds	4,097,436	–	–	4,097,436
Common Stocks	22,467	–	–	22,467

Total	$6,174,781	$24,490,037	$–	$30,664,818

*	See Portfolio of Investments for industry classifications.

There were no transfers between Levels 1, 2 and 3 during the period ended September 30, 2014. For the period ended September 30, 2014, the Fund did not have unobservable inputs (level 3) used in determining fair value.

Investment Transactions – Investment security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Investment Income – Interest income is accrued and recorded on a daily basis including amortization of premiums, accretion of discounts and income earned from money market funds. Interest is not accrued on securities that are in default. Dividend income is recorded on the ex- dividend date.

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Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2014

Exchange-Traded Funds (“ETFs”) – The Fund may invest in ETFs, which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of the Fund investing in an ETF will indirectly bear those costs. The Fund will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Distributions to Shareholders – Dividends from net investment income, if any, will be declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared and paid annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

Indemnification – The Fund indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Offering Costs – Offering costs incurred by the Fund of $315,563 were treated as deferred charges until operations commenced and are being amortized over a 12-month period using the straight line method. Unamortized amounts are included in prepaid offering costs in the Statement of Assets and Liabilities.

Fees on Redemptions – The Fund may assess a redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 365 days. The redemption fee does not apply to shares that were acquired through reinvestment of distributions. The redemption fee is paid directly to the Fund. For the period ended September 30, 2014, the Fund received no redemption fees.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2014 returns.

3. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Investment Advisory

Pursuant to the Investment Advisory Agreement with the Fund (“Advisory Agreement”), the Adviser is entitled to an investment advisory fee, computed daily and payable monthly of 1.50% of the average daily net assets of the Fund.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including organizational and offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 1.91% per annum of the Fund’s average daily net assets (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded.

During the period ended September 30, 2014, the fee waivers and/or reimbursements were as follows:

Fees Waived/ Reimbursed By Advisor
Griffin Institutional Access Real Estate Fund	$ 316,121

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Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2014

As of September 30, 2014, the balance of recoupable expenses for the Fund was as follows:

Fund	Expires May 21, 2017	Expires September 30, 2017
Griffin Institutional Access Real Estate Fund	$153,980*	$316,121

*	$46,993 of additional Organizational Expenses were recorded subsequent to the May 21, 2014 Seed Audit Financial Statements.

Sub-advisory services were provided to the Fund pursuant to agreements between the Adviser and both Hewitt EnnisKnupp, Inc. and CenterSquare Investment Management, Inc. (the “Sub-Advisers”). Under the terms of the sub-advisory agreements, the Adviser compensates the Sub-Advisers based on a portion of the Fund’s average daily net assets which they had been allocated to manage.

Fund Administration and Accounting Fees and Expenses

ALPS serves as the Fund’s Administrator and Accounting Agent (the “Administrator”). The Administrator receives the following fees: for administrative, fund accounting, legal and tax administration services: 0.075% for up to $250 million in annual net assets, 0.05% for $250 million to $500 million in annual net assets, 0.04% for $500 million to $1 billion in annual net assets, and 0.025% for $1 billion or more in annual net assets, provided that the Administrator shall receive a first year minimum annual fee of $125,000 and a second year minimum fee of $145,000.

The Administrator is also reimbursed by the Fund for certain out of pocket expenses.

Transfer Agent

DST Systems Inc. serves as transfer, dividend paying and shareholder servicing agent for the Fund (the “Transfer Agent”).

Compliance Services

Cipperman Compliance Services, LLC (the “Chief Compliance Officer”) provides a Chief Compliance Officer to the Fund as well as related compliance services pursuant to a consulting agreement between Cipperman Compliance Services, LLC and the Fund.

Distributor

The Fund has entered into a Distribution Agreement with ALPS Distributors, (the “Distributor”) to provide distribution services to the Fund. The Distributor serves as underwriter/distributor of shares of the Fund. Under the Shareholder Services Plan, the Fund may pay 0.25% per year of its average daily net assets for such services. For the period ended September 30, 2014, the Fund incurred shareholder servicing fees of $16,256.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Transfer Agent. For the period ended September 30, 2014, the Distributor received $3,094 in underwriting commissions for sales of the Fund’s shares, of which $0 was retained by the principal underwriter or other affiliated broker-dealers.

Officer and Trustee Compensation

Each Trustee who is not affiliated with the Fund or Adviser will receive a quarterly fee of $2,500, as well as reimbursement for any reasonable expenses incurred attending the meetings. None of the Executive Officers receives compensation from the Fund.

Certain Trustees and Officers of the Fund are also officers of the Adviser.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended September 30, 2014 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Griffin Institutional Access Real Estate Fund	$31,772,866	$1,711,338

5. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Annual Report | September 30, 2014	21

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2014

For the period ended September 30, 2014, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character.

Fund	Paid-in Capital	Accumulated Net Investment Loss	Accumulated Net Realized Gain on Investments
Griffin Institutional Access Real Estate Fund	$(28,183)	$(72,148)	$100,331
The tax character of distributions paid for the period ended September 30, 2014 were as follows:
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
Griffin Institutional Access Real Estate Fund	$–	$11,284	$295,706

As of September 30, 2014, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

		Accumulated net	Other cumulative	Net unrealized
	Undistributed net	realized loss on	effect of timing	appreciation on
	investment income	investments	differences	investments	Total
Griffin Institutional Access Real Estate Fund	$–	$(7,881)	$(62,434)	$789,418	$719,103
As of September 30, 2014, net unrealized appreciation/(depreciation) of investments based on the federal tax cost was as follows:
		Gross Appreciation	Gross Depreciation		Cost of Investments
		(excess of value	(excess of tax cost	Net Unrealized	for Income Tax
Fund		over tax cost)	over value)	Appreciation	Purposes
Griffin Institutional Access Real Estate Fund		$868,641	$(79,223)	$789,418	$29,875,400

The difference between book basis and tax basis net unrealized appreciation is primarily attributable to the investments in partnerships, wash sales and certain other investments.

The Fund elects to defer to the year ended September 30, 2015, capital losses recognized during the period June 30, 2014 (Commencement of Operations) – September 30, 2014, in the amount of $7,881.

The Fund elects to defer to the period ending September 30, 2015, late year ordinary losses in the amount of $ 62,434.

6. REPURCHASE OFFERS

The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at net asset value, of no less than 5% of the Fund’s shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”). The Fund expects its first Repurchase Request Deadline will be during the fourth calendar quarter of 2014.

7. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. The Fund completed a quarterly repurchase offer on October 27, 2014, in which no shares were tendered.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

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Griffin Institutional Access Real Estate Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Griffin Institutional Access Real Estate Fund

We have audited the accompanying statement of assets and liabilities of Griffin Institutional Access Real Estate Fund, including the portfolio of investments, as of September 30, 2014, and the related statements of operations and changes in net assets and the financial highlights for the period June 30, 2014 (commencement of operations) through September 30 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014 by correspondence with the custodian, brokers or other appropriate parties. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Griffin Institutional Access Real Estate Fund as of September 30, 2014, and the results of its operations, the changes in its net assets and its financial highlights for the period June 30, 2014 through September 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 25, 2014

Annual Report | September 30, 2014	23

Griffin Institutional Access Real Estate Fund	Additional Information

September 30, 2014 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 888-926-2688, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30th is available without charge upon request by calling toll-free 888-926-2688, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 888-926-2688. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Griffin Institutional Access Real Estate Fund	Trustees’ Consideration and Approval of Advisory Agreement

September 30, 2014 (Unaudited)

The Adviser supervises the investments of the Fund pursuant to an Investment Advisory Agreement. At a meeting of the Fund’s Board of Trustees on May 12, 2014, the Trustees approved the Investment Advisory Agreement for an initial two-year term. In considering whether to approve the Investment Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iii) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (iv) the Adviser’s practices regarding brokerage and portfolio transactions; and (v) the Adviser’s practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials, including the Investment Advisory Agreement for the Fund and a memorandum from the Adviser to the Trustees containing information about the advisory firm and its business. The memorandum provided information about the Advisor’s finances, personnel, services to the Fund, investment advice, fees, and compliance program. It also contained information on Fund expenses, including comparative expense ratio information for other mutual funds with strategies similar to the Fund. The Trustees also reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Investment Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision.

In considering the nature, extent, and quality of the services provided by the Adviser, the Trustees considered the responsibilities of the Adviser under the Investment Advisory Agreement and reviewed the services to be provided to the Fund including, without limitation, the Adviser’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, proposed efforts during the Fund’s start-up phase, coordination of services for the Fund among the Fund’s service providers, and efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares. The Trustees noted that the Adviser will seek to achieve the Fund’s investment objective to generate a balanced return comprised of current income and capital appreciation with moderate volatility and low correlation to the broader markets by pursuing strategically investing across private institutional real estate investment funds as well as a diversified set of public real estate securities. The Trustees also noted that the Adviser will seek, through this approach, to allocate between public and private real estate securities and allow the Fund to invest across a diversified set of investment managers and strategies as well as to provide investment exposure across property types and geographies. The Trustees further noted that the Fund’s principal officers are personnel of the Adviser and its affiliates and will serve the Fund without additional compensation. After reviewing the foregoing information and further information in the memorandum from the Adviser (e.g., the Adviser’s Form ADV and descriptions of the Adviser’s business and compliance program), the Board concluded that the nature, extent, and quality of the services to be provided by the Adviser were satisfactory and adequate for the Fund.

In considering the investment performance of the Adviser, the Trustees discussed the Adviser’s experience managing investments and reviewed the twelve month performance of a similar fund managed by personnel of the Adviser. After reviewing the prior performance of the Adviser personnel, the Adviser’s (as well as its personnel’s) experience, and other factors, the Board concluded that the investment performance of the Adviser was satisfactory.

In considering the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund, the Trustees evaluated the Adviser’s staffing, personnel, and methods of operating; the education and experience of the Adviser’s personnel; the Adviser’s compliance programs, policies, and procedures; the financial condition of the Adviser; the level of commitment to the Fund and the Adviser by the principals of the Adviser; the projected asset level of the Fund; and the overall expenses of the Fund, including the nature and frequency of advisory fee payments. The Trustees reviewed the projected balance sheet of the Adviser and discussed the financial stability and profitability of the firm. The Trustees noted that the Adviser had agreed to an Expense Limitation Agreement in order to help limit the Fund’s annual operating expenses. The Trustees also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name. The Trustees then compared the expected fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors. The Trustees determined that the management fee and net expense ratio were higher than some, but not all, of the comparable funds and the peer group averages. The Trustees noted that the Fund’s asset levels were expected to be much smaller than the industry average during its start-up phase. The Trustees also noted that the Adviser’s fee was similar to other funds employing similar strategies to the Fund. Following further consideration and discussion of the foregoing, the Board concluded that the fee to be paid to the Adviser by the Fund was fair and reasonable in relation to the nature and quality of the services provided by the Adviser and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

In considering the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors, the Trustees considered that the Fund’s fee arrangements with the Adviser involved both the management fee and an Expense Limitation Agreement. The Trustees noted that, while the management fee would remain the same at all asset levels, the Fund’s shareholders would benefit from the Fund’s expense limitation arrangement until the Fund’s assets grew to a level where the

Annual Report | September 30, 2014	25

Griffin Institutional Access Real Estate Fund	Trustees’ Consideration and Approval of Advisory Agreement

September 30, 2014 (Unaudited)

Fund’s expenses fell below the cap set by the arrangement and the Adviser began receiving its full fee. Thereafter, the Trustees noted that the Fund’s shareholders would benefit from economies of scale under the Fund’s agreements with service providers other than the Adviser. Following further discussion of the Fund’s projected asset level, expectations for growth, and fee levels, the Board determined that the Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Adviser and that the Expense Limitation Agreement provided potential savings for the benefit of the Fund’s investors.

In considering the Adviser’s practices regarding brokerage and portfolio transactions, the Trustees reviewed the Adviser’s standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the anticipated portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Adviser; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (“soft dollars”). After further review and discussion, the Board determined that the Adviser’s practices regarding brokerage and portfolio transactions were satisfactory.

In considering the Adviser’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and the Adviser’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Adviser’s code of ethics. Following further consideration and discussion, the Board indicated that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreement for the Fund.

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Griffin Institutional Access Real Estate Fund	Trustees’ Consideration and Approval of Sub-Advisory Agreement

September 30, 2014 (Unaudited)

Trustees Consideration and Approval of Sub-Advisory Agreement with HEK

Hewitt EnnisKnupp, Inc. (“HEK”) provides advisory services to the Fund by recommending private investment securities in which to invest to the Adviser pursuant to an Investment Sub-Advisory Agreement. At a meeting of the Fund’s Board of Trustees on May 12, 2014, the Trustees approved the Investment Sub-Advisory Agreement for an initial two-year term. In considering whether to approve the Investment Sub-Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by HEK; (ii) the costs of the services to be provided and profits to be realized by HEK and its affiliates from the relationship with the Fund; (iii) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (iv) HEK’s practices regarding brokerage and portfolio transactions; and (v) HEK’s practices regarding possible conflicts of interest.

In considering the nature, extent, and quality of the services provided by HEK, the Trustees considered the responsibilities of HEK under the Investment Sub-Advisory Agreement and reviewed the services to be provided to the Fund including, without limitation, HEK’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, proposed efforts during the Fund’s start-up phase, coordination of services for the Fund among the Fund’s service providers, and efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares. The Trustees noted that HEK will assist the Advisor in seeking to achieve the Fund’s investment objective to generate a balanced return comprised of current income and capital appreciation with moderate volatility and low correlation to the broader markets.by pursuing strategically investing across private institutional real estate investment funds as well as a diversified set of public real estate securities. The Trustees also noted that HEK will seek to assist the Advisor in investing across a diversified set of investment managers and strategies as well as to provide investment exposure across property types and geographies. After reviewing the foregoing information and further information in the memorandum from HEK (e.g., HEK’s Form ADV and descriptions of the Advisor’s business and compliance program), the Board concluded that the nature, extent, and quality of the services to be provided by HEK were satisfactory and adequate for the Fund.

In considering the investment performance of the Fund and HEK, the Trustees discussed the Sub-Advisor’s experience managing investments as well as the performance of a fund managed by the Advisor with a similar investment strategy to the Fund. After reviewing HEK’s experience, and other factors, the Board concluded that the investment performance of HEK was satisfactory.

In considering the costs of the services to be provided and profits to be realized by HEK and its affiliates from the relationship with the Fund, the Trustees evaluated HEK’s staffing, personnel, and methods of operating; the education and experience of HEK’s personnel; HEK’s compliance programs, policies, and procedures; the financial condition of HEK; the level of commitment to the Fund and HEK by the principals of the Advisor; the projected asset levels of the Fund; and the overall expenses of the Fund, including the nature and frequency of advisory fee payments. The Trustees also considered potential benefits for HEK in managing the Fund, including promotion of HEK name. The Trustees then compared the expected fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors. The Trustees determined that the management fee and net expense ratio were higher than some, but not all, of the comparable funds and the peer group averages. The Trustees noted that the Fund’s asset levels were expected to be much smaller than the industry average during its start-up phase. The Trustees also noted that HEK’s proposed fee, as part of the Advisor’s proposed fee, were similar to the management fees for funds with similar investment strategies. Following further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to HEK by the Fund were fair and reasonable in relation to the nature and quality of the services provided by HEK and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

In considering the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for benefit of the Fund’s investors, the Trustees considered that the Fund’s fee arrangements with HEK and noted that the overall management fee would remain the same at all asset levels. The Trustees noted that the sub-advisory fee payable by the Advisor was subject to break points. The Trustees pointed out that the Fund would benefit from economies of scale under its agreements with service providers other than the Advisor. Following further discussion of the Fund’s projected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by HEK.

In considering HEK’s practices regarding brokerage and portfolio transactions, the Trustees reviewed HEK standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees noted that HEK would not engage in portfolio transactions directly on behalf of the Fund and would make recommendations to the Advisor. After further review and discussion, the Board determined that HEK’s practices regarding brokerage and portfolio transactions were satisfactory.

In considering HEK’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and HEK’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of HEK’s code of ethics. Following further consideration and discussion, the Board indicated that HEK’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Annual Report | September 30, 2014	27

Griffin Institutional Access Real Estate Fund	Trustees’ Consideration and Approval of Sub-Advisory Agreement

September 30, 2014 (Unaudited)

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees, approved the Investment Sub-Advisory Agreement with HEK.

Trustees Consideration and Approval of Sub-Advisory Agreement with CenterSquare

CenterSquare Investment Management, Inc. (“CenterSquare”) provides advisory services to the Fund by managing the portion of the Fund’s assets allocated to public real estate related securities pursuant to an Investment Sub-Advisory Agreement. At a meeting of the Fund’s Board of Trustees on May 12, 2014, the Trustees approved the Investment Sub-Advisory Agreement for an initial two-year term. In considering whether to approve the Investment Sub-Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by CenterSquare; (ii) the costs of the services to be provided and profits to be realized by CenterSquare and its affiliates from the relationship with the Fund; (iii) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (iv) CenterSquare’s practices regarding brokerage and portfolio transactions; and (v) CenterSquare’s practices regarding possible conflicts of interest.

In considering the nature, extent, and quality of the services provided by CenterSquare, the Trustees considered the responsibilities of CenterSquare under the Investment Sub-Advisory Agreement and reviewed the services to be provided to the Fund including, without limitation, CenterSquare’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, proposed efforts during the Fund’s start-up phase, coordination of services for the Fund among the Fund’s service providers, and efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares. The Trustees noted that CenterSquare will assist the Advisor in seeking to achieve the Fund’s investment objective to generate a balanced return comprised of current income and capital appreciation with moderate volatility and low correlation to the broader markets by pursuing strategically investing across private institutional real estate investment funds as well as a diversified set of public real estate securities. The Trustees also noted that CenterSquare will seek to invest across a diversified set of public real estate securities. After reviewing the foregoing information and further information in the memorandum from CenterSquare (e.g., CenterSquare’s Form ADV and descriptions of the Advisor’s business and compliance program), the Board concluded that the nature, extent, and quality of the services to be provided by CenterSquare were satisfactory and adequate for the Fund.

In considering the investment performance of the Fund and CenterSquare, the Trustees discussed CenterSquare’s experience managing investments as well as the performance of a fund managed by the Advisor with a similar investment strategy to the Fund. After reviewing CenterSquare’s experience, and other factors, the Board concluded that the investment performance of CenterSquare was satisfactory.

In considering the costs of the services to be provided and profits to be realized by CenterSquare and its affiliates from the relationship with the Fund, the Trustees evaluated CenterSquare’s staffing, personnel, and methods of operating; the education and experience of CenterSquare’s personnel; CenterSquare’s compliance programs, policies, and procedures; the financial condition of CenterSquare; the level of commitment to the Fund and CenterSquare by the principals of the Advisor; the projected asset levels of the Fund; and the overall expenses of the Fund, including the nature and frequency of advisory fee payments. The Trustees also considered potential benefits for CenterSquare in managing the Fund, including promotion of the CenterSquare name. The Trustees then compared the expected fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors. The Trustees determined that the management fee and net expense ratio were higher than some, but not all, of the comparable funds and the peer group averages. The Trustees noted that the Fund’s asset levels were expected to be much smaller than the industry average during its start-up phase. The Trustees also noted that CenterSquare’s proposed fee, as part of the Advisor’s proposed fee, were similar to the management fees for funds with similar investment strategies. Following further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to CenterSquare by the Fund were fair and reasonable in relation to the nature and quality of the services provided by CenterSquare and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

In considering the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for benefit of the Fund’s investors, the Trustees considered that the Fund’s fee arrangements with CenterSquare and noted that the overall management fee would remain the same at all asset levels. The Trustees noted that the sub-advisory fee payable by the Advisor was subject to break points. The Trustees pointed out that the Fund would benefit from economies of scale under its agreements with service providers other than the Advisor. Following further discussion of the Fund’s projected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by CenterSquare.

28	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Trustees’ Consideration and Approval of Sub-Advisory Agreement

September 30, 2014 (Unaudited)

In considering CenterSquare’s practices regarding brokerage and portfolio transactions, the Trustees reviewed CenterSquare standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the anticipated portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with CenterSquare; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (“soft dollars”). After further review and discussion, the Board determined that CenterSquare’s practices regarding brokerage and portfolio transactions were satisfactory.

In considering CenterSquare’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and CenterSquare’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of CenterSquare’s code of ethics. Following further consideration and discussion, the Board indicated that CenterSquare’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees, approved the Investment Sub-Advisory Agreement with CenterSquare.

Annual Report | September 30, 2014	29

Griffin Institutional Access Real Estate Fund	Trustees and Officers

September 30, 2014 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as his resignation, death, or otherwise as specified in the Fund’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Fund’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund’s toll-free at 888-926-2688. Each Independent Trustee received aggregate compensation of $2,500 during the period ended September 30, 2014 from the Fund for his services to the Fund. The Interested Trustees and officers did not receive compensation from the Fund for their services to the Fund.

INDEPENDENT TRUSTEES

Name, Address* and Age	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years***
Nathan Headrick Age: 39	Trustee	Since 2014	General Counsel, Triloma Capital (private equity firm), 2013-present; Founder and Partner, DDW Holdings LLC (due diligence software provider), 2013-present; President, Bluerock Capital Markets (public and private equity fund broker-dealer), 2013; General Counsel and Chief Compliance Officer, CNL Securities (public and private equity fund broker-dealer), 2008-2013; and General Counsel, Corporate Capital Trust (Public non-traded BDC), 2012-2013.	1	Class of 1938 Foundation (nonprofit), 1996-present; Orange County Regional History Center (nonprofit), 2005-2013; Junior Achievement of Florida (nonprofit), 2007-2011; Florida Children’s Hospital (nonprofit), 2007-2011; and United Cerebral Palsy of Central Florida (nonprofit), 2004-2011.
Robb Chapin Age: 52	Trustee	Since 2014	Chief Executive Officer, ROC Senior Housing Fund Manager, LLC (real estate fund management), 2013- present; Managing Partner, Servant Investments, LLC (real estate fund management), 2005- 2013; and Managing Partner, Servant Capital Group, LLC (real estate fund management), 2012-2013.	1	ROC Seniors Housing & Medical Properties Fund, LP (real estate fund), 2013- present; Valued Advisers Trust, 2010-present.
Ira Cohen Age: 55	Trustee	Since 2014	Chief Executive Officer, Ira Cohen Consulting, LLC (mutual fund operations consulting firm), 2005-present.	1	Valued Advisers Trust, 2010-present.

30	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Trustees and Officers

September 30, 2014 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS

Name, Address* and Age	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years***
Kevin Shields Age: 55	President and Trustee	Since 2014	Chairman and Chief Executive Officer of Griffin Capital Corporation, since 1995.	1	Chairman, Griffin Capital Corporation; 1995-present; Director, Griffin Capital Essential Asset REIT, Inc., 2008-present; Director, Griffin Capital Essential Asset REIT II, Inc. 2014-present.
Joseph Miller Age: 51	Treasurer	Since 2014	Chief Financial Officer of Griffin Capital Corporation, since 2007.	N/A	N/A
Randy Anderson Age: 46	Portfolio Manager, Secretary and Trustee	Since 2014	Chief Economist, Griffin Capital Corporation, since 2014; Chief Investment Officer, Griffin Capital Advisor, LLC, since 2014; Howard Phillips Eminent Scholar Chair and Professor of Real Estate at the University of Central Florida, 2008-2013; President, Bluerock Real Estate LLC, 2012- 2013; President, CNL Real Estate Advisors, 2005-2007; and Chief Economist, Marcus and Millichap Company, 2002-2005.	N/A	N/A
Peter Townsend Age: 37	Chief Compliance Officer	Since 2014	Director for Cipperman Compliance Services, LLC, since 2013; Prime Brokerage, J.P. Morgan, 2006-2013.	N/A	N/A
Alan Gattis Age: 34	Assistant Treasurer	Since 2014	Fund Controller, ALPS Fund Services, Inc., 2011-present; Audit Manager, Spicer Jeffries LLP (a public accounting firm), 2009-2001; Auditor, PricewaterhouseCoopers LLP, 2004-2009.	N/A	N/A
JoEllen L. Legg Age: 53	Assistant Secretary	Since 2014	Vice President, Senior Counsel, ALPS Fund Services, Inc., 2007-present; Senior Counsel, Adelphia Communications Corporation, 2005-2007; Associate Counsel, Patton Boggs LLP, 2004-2005; Associate Counsel, Fried, Frank, Harris, Shriver & Jacobson LLP, 1998-2004.	N/A	N/A

*	The address is Griffin Capital Plaza, 1520 Grand Avenue, El Segundo, CA 90245.
**	The term of office for each Trustee and officer listed above will continue indefinitely.
***	The term “Fund Complex” refers to the Griffin Institutional Access Real Estate Fund.

Annual Report | September 30, 2014	31

18191 Von Karman Avenue Suite 300 Irvine, California 92612 949.270.9300 www.griffincapital.com

Not a deposit	May lose value	No bank guarantee
Not insured by the FDIC, NCUA or any other government agency

This material must be accompanied or preceded by a prospectus.

Griffin Capital Securities, Inc. is the exclusive wholesale marketing agent for the Griffin Institutional Access Real Estate Fund. ALPS Distributors, Inc. is the distributor of the Griffin Institutional Access Real Estate Fund. Griffin Capital and ALPS Distributors, Inc. are not affiliated.

ALPS Distributor, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, member FINRA.

© 2014 Griffin Institutional Access Real Estate Fund. All rights reserved.

GFC000165 | Exp. 11.30.2015	GX- IU282 (1114)

Item 2.  Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) of this report.

(d)	During the period covered by this report, the registrant had not granted any express or implicit waivers from the provisions of the code of ethics adopted in Item 2(a) of this report.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that the registrant has at least one Audit Committee Financial Expert servicing on its audit committee. The Board of Trustees of the registrant has designated Mr. Ira Cohen as the registrant’s Audit Committee Financial Expert. Mr. Cohen is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)

Audit Fees: For the registrant’s fiscal year ended September 30, 2014, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $17,000.

(b)

Audit-Related Fees: For the registrant’s fiscal year ended September 30, 2014, the aggregate fees billed for professional services rendered by the principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and not otherwise reported under paragraph (a) of Item 4 of this report were $0.

(c)

Tax Fees: For the registrant’s fiscal year ended September 30, 2014, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which were comprised of the preparation of excise filings and income tax returns for the registrant were $3,000.

(d)

All Other Fees: For the registrant’s fiscal year ended September 30, 2014, the aggregate fees billed by the principal accountant for services other than the services reported in paragraphs (a) through (c) of Item 4 of this report were $2,000. The nature of the services performed were for the initial seed audit of the registrant.

(e) (1)	The audit committee’s pre-approval policies and procedures require that all services to be performed by the registrant’s principal accountant must be pre-approved by the registrant’s audit committee.

(2)	No services described in paragraphs (b) through (d) of Item 4 of this report were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable to the registrant.

(g)

For the registrant’s fiscal year ended September 30, 2014, the aggregate non-audit fees for services rendered to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $0.

(h)

Not applicable to the registrant as the registrant’s principal accountant did not render any non-audit services to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year ended September 30, 2014.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)	The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

(b)	Not applicable to the registrant.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Policy

With respect to accounts over which Griffin performs proxy voting, it maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about Griffin’s proxy policies and practices. Our policy and practice includes the responsibility to receive and vote Client proxies where authorized and disclose any potential conflicts of interest as well as making information available to Clients about the voting of proxies for their portfolio securities and maintaining relevant and required records. Griffin does not currently utilize the services of a third party voting agent.

Background & Description

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The purpose of these proxy voting policies and procedures are to set forth the principles, guidelines and procedures by which Griffin votes the securities owned by its Clients for which Griffin exercises voting authority and discretion (the “Proxies”). These policies and procedures have been designed to ensure that Proxies are voted in the best interests of our Clients in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act. Investment advisers registered with the SEC, and which exercise voting authority with respect to Client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that Client securities are voted in the best interests of Clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its Clients; (b) to disclose to Clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to Clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its Clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority. Responsibility for voting the Proxies is established by investment management agreements or comparable documents with our Clients, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition, our proxy guidelines reflect the fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2. These policies and procedures do not apply to any Client that has retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; Griffin takes no responsibility for the voting of any proxies on behalf of any such Client. For those Clients that have delegated such authority and discretion to Griffin, these policies and procedures apply equally to registered investment companies, institutional and retail accounts. These proxy voting policies and procedures are available to all Clients of Griffin upon request, subject to the provision that these policies and procedures are subject to change at any time without notice.

Responsibility

The Proxy Committee is responsible for the implementation and monitoring of Griffin’s Proxy Voting Policies and Procedures, including associated practices, disclosures and recordkeeping, as well as oversight of the third party voting agent. The Proxy Committee may delegate responsibility for the performance of these activities (provided that it maintains records evidencing individuals to whom authority has been delegated) but oversight and ultimate responsibility remain with the Proxy Committee.

Procedures

Griffin has adopted various procedures to implement the firm’s Proxy Voting policy and reviews to monitor and ensure that the firm’s policy is observed, implemented properly and amended or updated, as appropriate. The procedures are as follows:

PROXY VOTING GUIDELINES

The guiding principle by which Griffin votes on all matters submitted to security holders is the maximization of the ultimate economic value of our Clients’ holdings. Furthermore, Griffin is mindful that for ERISA and other Covered Person benefit plans, the focus on the realization of economic value is solely for the benefit of plan participants and their beneficiaries. Griffin does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. It is our policy to avoid situations where there is any conflict of interest or perceived conflict of interest affecting our voting decisions. Any conflicts of interest, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures

It is the general policy of Griffin to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind. However, Griffin reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of Griffin, the costs associated with voting such Proxy outweigh the benefits to Clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of our Clients, in the judgment of Griffin. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Griffin’s contractual obligations to our Clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Griffin believes appropriate). Griffin may vote proxies related to the same security differently for each Client.

For Clients that have delegated to Griffin the discretionary power to vote the securities held in their account, Griffin does not generally accept any subsequent directions on specific matters presented to security holders or particular securities held in the account, regardless of whether such subsequent directions are from the Client itself or a third party. Griffin views the delegation of discretionary voting authority as an absolute choice for its Clients. Griffin’s Clients shall be responsible for notifying their custodians of the name and address of the person or entity with voting authority.

In the event that Griffin acts as investment adviser to a closed-end and/or open-end registered investment company and is responsible for voting their proxies, such proxies will be voted in accordance with any applicable investment restrictions of the fund and, to the extent applicable, any proxy voting procedures or resolutions or other instructions approved by an authorized person of the Fund.

Absent any legal or regulatory requirement to the contrary, it is generally the policy of Griffin to maintain the confidentiality of the particular votes that it casts on behalf of its Clients. Any registered investment companies managed by Griffin disclose the votes cast on their behalf in accordance with all legal and regulatory requirements. Any Client of Griffin can obtain details of how Griffin has voted the securities in its account by contacting a service representative at Griffin. Griffin does not, however, generally disclose the results of voting decisions to third parties.

CONFLICTS OF INTEREST IN CONNECTION WITH PROXY VOTING

The Proxy Committee has responsibility to monitor proxy voting decisions for any conflicts of interests, regardless of whether they are actual or perceived. In addition, all Covered Persons are expected to perform their tasks relating to the voting of Proxies in accordance with the principles set forth above, according the first priority to the economic interests of Griffin’s Clients. If at any time any Covered Person becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding the voting policies and procedures described herein or any particular vote on behalf of any Client, he or she should contact the CIO or Griffin’s CCO. If any Covered Person is pressured or lobbied either from within or outside of Griffin with respect to any particular voting decision, he or she should contact the CIO or Griffin’s CCO. The CIO will use its best judgment to address any such conflict of interest and ensure that it is resolved in the best interest of the Clients. The Proxy Committee may cause any of the following actions to be taken in that regard:

•	vote the relevant Proxy in accordance with the vote indicated by the Guidelines;

•

vote the relevant Proxy as an Exception (as defined below), provided that the reasons behind the voting decision are in the best interest of the Client, are reasonably documented and are approved by the CCO; or

•	direct the third party Proxy Voter (if applicable) to vote in accordance with its independent assessment of the matter.

PROXY COMMITTEE

The administration of these Proxy Voting policies and procedures is governed by a Proxy Committee (the “Proxy Committee”) currently comprised of the following three members: the CIO, Portfolio Manager and the Senior Analyst.

The CCO serves as Chair of the Proxy Committee. Management of Griffin may change the structure or composition of the Proxy Committee from time to time. The Proxy Committee has regular meetings annually, and may meet other times as deemed necessary by the Chair or any member of the Proxy Committee. At each regular meeting, minutes will be taken and the Proxy Committee will review the existing Proxy Voting Guidelines and recommend any changes to those guidelines. In addition, the Proxy Committee will review any “Exceptions” (as described below) that have occurred since the previous meeting of the Proxy Committee. On all matters, the Proxy Committee will make its decisions by a vote of a majority of its members. Any matter for which there is no majority agreement among members of the Proxy Committee shall be referred to Management.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Randy I. Anderson Ph.D. CRE — Dr. Anderson serves as Chief Investment Officer of our advisor and Portfolio Manager of Griffin Institutional Access Real Estate Fund. Additionally, Dr. Anderson serves as the Chief Economist of Griffin Capital Corporation, a position he has held since joining Griffin Capital Corporation in 2014. Previously, Dr. Anderson held several senior executive positions at Bluerock Real Estate LLC., including founding partner of the Bluerock Total Income + Real Estate Fund where he was the portfolio manager. Prior to Bluerock, Dr. Anderson was a founding partner of Franklin Square Capital Partners, the firm that pioneered the non-traded Business Development Company. Dr. Anderson also served as the Chief Economist and a Division President for CNL Real Estate Advisors, as the Chief Economist and Director of Research for the Marcus and Millichap Company where he served on the Investment Committee, and as Vice President of Research at Prudential Real Estate Advisors. Dr. Anderson also served as the Howard Phillips Eminent Scholar Chair and Professor of Real Estate at the University of Central Florida where he directed the research and education institute. Dr. Anderson was the former editor of the Journal of Real Estate Portfolio Management; was awarded the Counselors of Real Estate designation, named a Kinnard Young Scholar by the American Real Estate Society, and named both a NAIOP Research Foundation Distinguished Fellow and a Homer Hoyt Institute Fellow. Dr. Anderson received his bachelor’s degree in Finance from North Central College in 1991 as a Presidential Scholar and holds a Ph.D. in Finance as a Presidential Fellow from the University of Alabama, where he graduated with highest distinction in 1996.

Spencer Propper — Mr. Propper serves as Vice President of Griffin Capital Advisor, LLC and Associate Portfolio Manager of Griffin Institutional Access Real Estate Fund. Additionally, Mr. Propper serves as Vice President, Product Development of Griffin Capital Corporation, a position he has held since joining Griffin Capital Corporation in 2014. Previously, Mr. Propper was a Director at Lakemont Group, a boutique real estate investment banking and consulting firm. Within this role Mr. Propper provided portfolio management services to the Bluerock Total Income Plus Real Estate Fund. Additionally, at the Lakemont Group, Mr. Propper was responsible for overseeing projects for a variety of clients including pension funds, private equity firms and publicly traded real estate companies and specialized in structured finance, market analysis and strategic due diligence. Mr. Propper holds a Masters of Business Administration and Bachelor of Science in Finance and Real Estate from the University of Central Florida.

Dr. Randy Anderson, CIO of the Adviser is the Fund’s portfolio manager. Dr. Anderson has primary responsibility for management of the Fund’s investment portfolio and has served the Fund in this capacity since it commenced operations in 2014. Spencer Propper serves as Vice President of Griffin Capital Advisor, LLC and Associate Portfolio Manager of the Fund since it commenced operations in 2014. Dr. Anderson and Mr. Propper receive a salary, retirement plan benefits and performance-based bonus from the Adviser. Because the Portfolio Manager and the Associate Portfolio Manager may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. As of the date of this SAI, Dr. Anderson and Mr. Propper owned no Fund shares.

As of September 30, 2014, Dr. Anderson and Mr. Propper were responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$36.5MM	1	$36.5MM
Other Accounts	0	$0	0	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Registrant’s Financial Officer Code of Ethics is filed herewith as Exhibit 12(a)(1).

(a)(2)	Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(a)(3)	Not applicable to the registrant.

(b)	Certifications required by Item 12(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND

By:	/s/ Kevin Shields
Kevin Shields
President (Principal Executive Officer)

Date: December 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

By:	/s/ Kevin Shields
Kevin Shields
President (Principal Executive Officer)

Date: December 8, 2014

By (Signature and Title)

By:	/s/ Joseph Miller
Joseph Miller
Treasurer (Principal Financial Officer)

Date: December 8, 2014